UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant ☑    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐      Preliminary Proxy Statement

☐      Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐      Definitive Proxy Statement

☑      Definitive Additional Materials

☐      Soliciting Material Pursuant to §240.14a-12

AMC Networks Inc.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):
☑ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! AMC NETWORKS INC. 2022 Annual Meeting Vote by June 15, 2022 11:59 PM ET. For shares held in the AMC Networks 401(k) Savings Plan, vote by June 13, 2022 11:59 PM ET. AMC NETWORKS INC. 11 PENN PLAZA NEW YORK, NY 10001 D82013-P71479-Z82201 You invested in AMC NETWORKS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 16, 2022. Get informed before you vote View the Notice, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 2, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and June 16, 2022 10:00 a.m., EDT vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/AMCX2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items for our Class A Stockholders Board Recommends 1. Election of the following nominees as Directors: 01) Joseph M. Cohen 02) Leonard Tow For 03) David E. Van Zandt 04) Carl E. Vogel 2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2022 For 3. Advisory vote on Named Executive Officer compensation For 4. Vote on stockholder proposal regarding voting standards for director elections Against 5. Vote on stockholder proposal regarding a policy on our dual class structure Against Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D82014-P71479-Z82201

Your Vote Counts! AMC NETWORKS INC. 2022 Annual Meeting Vote by June 15, 2022 11:59 PM ET. For shares held in the AMC Networks 401(k) Savings Plan, vote by June 13, 2022 11:59 PM ET. AMC NETWORKS INC. 11 PENN PLAZA NEW YORK, NY 10001 D82015-Z82202 You invested in AMC NETWORKS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 16, 2022. Get informed before you vote View the Notice, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 2, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and June 16, 2022 10:00 a.m., EDT vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/AMCX2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items for our Class B Stockholders Board Recommends 1. Election of the following nominees as Directors: 01) William J. Bell 06) Thomas C. Dolan 02) Charles F. Dolan 07) Brian G. Sweeney For 03) James L. Dolan 08) Vincent Tese 04) Kristin A. Dolan 09) Aidan J. Dolan 05) Patrick F. Dolan 10) Marianne Dolan Weber 2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2022 For 3. Advisory vote on Named Executive Officer compensation For 4. Vote on stockholder proposal regarding voting standards for director elections Against 5. Vote on stockholder proposal regarding a policy on our dual class structure Against Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D82016-Z82202